HYSTER
Yale
Yale
HYSTER

HYSTER-YALE
MATERIALS HANDLING

Global Hunter Securities Conference September 4, 2014 1 Exhibit 99.1

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations include, without limitation, reduction in demand for lift trucks and related aftermarket parts and service on a global basis, the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, the political and economic uncertainties in Eastern Europe, customer acceptance of pricing, delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which the Company operates and/or sells products, delays in manufacturing and delivery schedules, bankruptcy of or loss of major dealers, retail customers or suppliers, customer acceptance of, changes in the costs of, or delays in the development of new products, introduction of new products by, or more favorable product pricing offered by, competitors, product liability or other litigation, warranty claims or returns of products, the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, changes mandated by federal, state and other regulation, including health, safety or environmental legislation, delays in or increased costs associated with the Brazil plant construction and other risks identified in the
Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and marketer of lift
trucks and provider of aftermarket parts and support
Headquartered in Cleveland, Ohio
Over 5,200 employees globally
LTM 6/30/14 Revenue – $2.7 billion
LTM 6/30/14 Net income - $104.2 million
LTM 6/30/14 EBITDA (1) – $176.8 million
6/30/14 Net cash – $56.9 million
LTM 6/30/14 ROTCE (1) of 28.3% (Net cash basis)
_____________________
(1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 22.

Growth similar to GDP levels in developed markets with emerging markets driving expansion, particularly China. 2014 strength in Western Europe and
Japan
Strong demand for warehouse and distribution industry applications
Increasing focus on electric truck technology development
Importance of total lifecycle cost of ownership
Key Themes
Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown (Units)
_____________________
Source: WITS.  LTM 6/30/14 order intake.
Long-term CAGR (2003 – 2013) = 5.3%
3
Europe
30%
China
25%
Americas
24%
Japan
8%
Asia Pacific
7%
Middle East & Africa
6%
951
872
547
794
975
944
1,009
1,056
0
300
600
900
1,200
2007 2008 2009 2010 2011 2012 2013 LTM Q2 14

HYSTER-YALE MATERIALS HANDLING

HYSTER-YALE MATERIALS HANDLING

Economic Engine is Driven by Unit Volume
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Drivers of long term competitive advantage

Basic Business Areas

Operating Profit Trends
Operating Profit $ and % of Sales
($ in millions)
Prior Cycle Market Peak
Mid-Cycle Market
_____________________
(1) Operating Profit as reported
(2) Operating Profit excluding the $17.7 million gain on sale from the Brazil land and facility is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding the results of operations.
5
$57.3
$111.7
$134.3
$127.9
(2)
$145.6
(1)
2.1%
4.5%
5.0%
4.7%
0.0%
2.0%
4.0%
6.0%
$25
$50
$75
$100
$125
$150
2007 2012 2013 LTM 6/30/14
5.3%

Gap to Target Economics
Target Economics gap closure
can be achieved by:
1. Increased margin on ICE
trucks
-
Segmentation
-
Low cost of ownership
2. Unit volume
-
Share growth
-
Stronger industry
-
Volume leverage
_____________________
(1) Gap excluding Brazil Gain of 0.6% is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding  the results of operations.
Goal is to achieve minimum operating profit margin of 7% at mid-cycle and to achieve 7% operating profit margin at the peak of the current market cycle
6/30/14 LTM Gap to Target Economics
Operating Profit % Gap (1.7%)
Gap Excluding Brazil Gain
(1)
(2.3%)
Operating Profit $ Opportunity
(1)
$62m
Brazil gain: +0.6%
– Manufacturing variances/other (1.0%)
– Operating Expenses    (1.4%)
Volume variances:
Margin variances: +0.1%
– Unit margin (0.6%)
– Parts/other +0.7%

Volume Leverage on Manufacturing Capacity
Approximately $125m manufacturing fixed cost
– Ability to produce 115,000* units annually
– At capacity
Approximately $30m additional fixed cost absorption
Operating costs aligned with targets at increased sales volumes
Objective of minimum 25,000 unit volume increase from 2013 levels
$600m additional revenue
$70m+ incremental operating profit
* Excludes UTILEV and SN Products
48%
31%
33%
25%
0%
20%
40%
60%
80%
100%
2010 2011 2012 2013 2016- 2017
Unused Capacity
Unit Volume

Thousands

Thousands

Thousands

HYSTER-YALE MATERIALS HANDLING

Over the Remainder of this Market Cycle, Target
Volumes Driven by…
Share growth of approx. 2% pts
>5 Strategic initiatives
>3 Supplemental initiatives
Growth of 20-25% by 2017
Growth of 10-15% by 2017
Growth of 10-15% by 2017
8
100
200
300
400
500
2009 2010 2011 2012 2013
EMEA Industry
Actual Prior Peak
50
150
200
2009 2010 2011 2012 2013
Americas Industry
Actual Prior Peak
150
250
350
450
2009 2010 2011 2012 2013
Asia Industry
Actual Peak
100

Applications
– Launched strategy guides for Trucking, Grocery and
Steel
– Actively engaged in several new Steel Accounts
– New business wins
In trucking, grocery, steel and paper
Strategic Objectives Progress and Expectations
Key Elements
Segment the global market
Best product fit for customer application
Develop solutions for major segments
Segmentation
– Additional standard and utility models
– Separated standard/premium segments
– All products available by 2016
Tailored application solutions
Strengthened product positioning
Strong relationship with customers in target industries
Enhanced Understanding of Customer
Needs to Drive Tailored Solutions
Win in Targeted Major Accounts and Applications
Outcome:

Progress and Expectations
Key Elements
Masters of the World of Low Cost of Ownership
Revenue growth by delivering lowest cost of
ownership in target applications
Expand fleet management
Cost of truck/lease
– Supplier Day programs at each factory
– Attractive lease rates through improved
understanding of applications and operating costs
Fuel energy efficiency
– 15%+  improvement in fuel efficiency
– Improved energy efficiency of electric trucks
Service/repair costs
– Reduced service/repair costs per hour
– Service cost calculator rolled out in Europe
– Telemetry product offering launched
Understand major cost drivers:
Strategic Objectives
Competitive Advantage across Product Segments
Outcome:
Direct (truck price, fuel, service, operator)
Indirect (safety, litigation, pollution)

Strategic Objectives Progress and Expectations
Key Elements
Enhanced dealer organization and structure
Add new products tailored to needs of Asian markets
Strengthened local presence in Asia and India
Continued development of strategic relationships
Established new office in Malaysia
Sales and marketing resources added
New major account business won
Indian and Chinese partners producing locally
New dealers appointed
Increase Asian presence
Strengthen dealer organization
Strong local partners in China, India & Japan
Leverage Sumitomo Heavy Industries strength
with Japanese customers
Succeed in Asian Markets
Grow Share and Distribution at Accelerated Pace
Outcome:

Strategic Objectives Progress and Expectations
Key Elements
Recruit/develop strongest dealers
Opportunity for dealers to make strong returns
on investment
Combine dealer entrepreneurship and
performance with world class OEM support
Enhanced sales specialization
Dedicated dealer development team
25 dual-brand dealers, 10 appointed since 1/1/2013
8 competitor dealers converted in 2013, 7 in 2014
Strengthened European network
Major effort underway on account identification and
enhanced coverage
Dealer restructuring
Expanded dual-brand ownership
Dealer excellence program
Customer / industry intelligence
Enhanced Independent Distribution
Best Distribution Channels in the Industry
Outcome:

Strategic Objectives
Progress and Expectations
Key Elements
Gain share in faster growing segment of market
Improve dealer value proposition
Engage dealers in developing capabilities
Product gap closure
Investment in specialist talent
New product launches
Global product developed
800 dealer sales people trained in
warehouse product in the Americas in 2013
Europe and Asian initiatives launched
New major account business awarded
Dedicated warehouse specialist teams
Product enhancements
Leverage competitive advantages
– Dealer engagement
– Fleet management
Significantly Improve Warehouse Business Position
Be a Top Tier Global Competitor in Warehouse Equipment
Outcome:

Supplemental Initiatives and a Facilitating Program
Big Trucks
– Growth opportunity
– Additional resources
Global team
Focus on industry and
customer solutions
– Tier 4 leadership
Sales and Marketing Organization
– Alignment with strategy execution
– Focus on accountability
– Talent management
Brazil
– New manufacturing facility
– Strengthened management team
– Expand local production
– Enhanced distribution
Global Systems
– Common manufacturing processes
– Parts distribution system
– Product configurator
– Fleet management

HYSTER-YALE
MATERIALS HANDLING

HYSTER-YALE
MATERIALS HANDLING

Economic Engine is Driven by Unit Volume
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
A large lift truck population base drives parts
and service volume resulting in enhanced
profitability for dealers and Hyster-Yale
Basic Business Areas
Drivers of long term competitive advantage
Leaders in
Independent
Distribution
Understand Needs of
Customers
National
Accounts
Crack the Code in
Warehouse
Target Big Trucks
Succeed in Asia
Aftermarket
Excellence
Low Cost of
Ownership
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share

Positive Environment for Hyster-Yale to Gain Share
and Margin Performance Over Next
3-5
Years
Product gaps filled to position Hyster-Yale in most application segments and improve margins
Low-cost manufacturing base relative to German-centric and Japanese-centric competitors
Second-tier competitors in the ICE segment more vulnerable due to their weakened economy of scale position
Key warehouse segment competitors are regional
Key Big Truck segment competitors are niche

'03 – '13: 4.1% CAGR

HYSTER-YALE MATERIALS HANDLING

Historical Revenue
Revenue
($ in millions)
_____________________
(1) As of June 30, 2014.
(1)
$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,723
$0
$1,000
$2,000
$3,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM

Q2
2014
Highlights
Q2 2014 Results
Hyster-Yale Outlook – Longer-term
Global lift truck market expected to grow moderately in remainder of
2014, generally concentrated in Western developed markets and China.
Expected improvements in unit and parts volumes, market share and gross profit expected to be partially offset by impact of higher SG&A to support strategic initiatives and higher health care expenses and unfavorable foreign currency movements, resulting in improvements in operating profit and net income in the second half of 2014.
Backlog of 28,800 units, or approximately $745m at 6/30/14 represents
>16 weeks of production and supports 3
rd
quarter 2014 production plan.
($ in millions)
Hyster-Yale Outlook – Short Term
Close gap to 7% target economics at mid-cycle and 7% at the peak of the current market cycle
33%+ unit volume growth
•
Industry recovery
•
Share growth
Unit margin enhancement
•
Product segmentation
•
Low cost of ownership
_____________________
(1) Includes $17.7 million gain on sale from the Brazil land and facility
(2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For discussio of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 22.
Revenue $684.7 100.0% $2,722.5 100.0%
Operating
Profit
(1)
47.7 7.0% 145.6 5.3%
Net Income 32.9 4.8% 104.2 3.8%
EBITDA
(2)
$56.7 8.3% $176.8 6.5%
Debt $41.7
Cash $98.6
Net Cash $56.9
2014 Second Quarter 6/30/14 LTM
3.8% growth in Q2 2014 revenue, but a substantial decline in operating profit after excluding the $17.7 million gain on sale vs. Q2 2013.
Revenue growth from an increase in unit volumes, favorable foreign currency movements, unit price increases and higher parts volume.
Operating profit, excluding the gain on sale, down as improved unit and parts volumes and favorable pricing and materials costs, along with lower compensation expense were more than offset by a shift in sales mix to units with lower average profit margins, higher U.S. healthcare costs, unfavorable currency movements and warranty expense and
SG&A costs related to investments to support the strategic initiatives.

Strong Free Cash Generation and Conservative
Capital Structure
Strong cash generation with $436 million cumulative cash flow before financing from 2009 to 2013
Conservative capital structure as of 6/30/14 with debt of $41.7 million and cash of
$98.6 million
Debt / LTM EBITDA (2)
Cash Flow before Financing (1)
_____________________
.(1) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities.
(2)    EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 22.
($ in millions)
Net Debt Gross Debt
0.0x
$122
$39 $39
$109
$127
$70
$0
$50
$100
$150
2009 2010 2011 2012 2013 6/30/14 LTM
0.2x
0.0x
0.5x
1.0x
1.5x
2.0x
6/30/14
Stability to weather market changes with significant flexibility for growth

Rationale for Investing in Hyster-Yale…
1) Leading position in growing industry benefiting from globalization and worldwide economic recovery and development
2) Premier brands, comprehensive global product line and exclusive, global independent distribution network
3) Strong economic engine driven by volume economies of scale
4) Focused strategic initiatives to gain market share and enhance margins over next 3 – 5 years
5) Strong balance sheet, financial flexibility and attractive returns on capital employed
6) High potential for partnership and consolidation opportunities
7) Focused investment in capital goods sector with growth opportunity:
a) In developed countries from exposure to goods movement, distribution and warehousing
b) In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization

HYSTER
HYSTER
45-31CH

Yale
Yale

HYSTER

Yale

HYSTER-YALE
MATERIALS HANDLING

Appendix

Non-GAAP Disclosure
EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies.  Hyster-Yale defines each as the following:
EBITDA is defined as income before income taxes and non-controlling interest income (loss) plus net interest expense and depreciation and amortization expense;
Return on total capital employed (“ROTCE”) is defined as net income before interest expense, after tax, divided by average capital employed.  Average capital employed is defined as average stockholder’s equity plus average debt less average cash.
For reconciliations from GAAP measurements to non-GAAP measurements, see pages 23 and 24.

Non-GAAP Reconciliation
Year Ended December 31 Qtr.
Trailing 12
Months
2009 2010 2011 2012 2013 6/30/14
(1)
6/30/14
(1)
Reconciliation of EBITDA
Net income (loss) attributable to stockholders ($43.1) $32.4 $82.6 $98.0 $110.0 $32.9 $104.2
Noncontrolling interest (income) loss (0.1) (0.1) –  0.1 0.2  0.1 0.3
Income taxes provision (benefit) (3.6) 1.8 18.9 7.0 17.2 15.7 38.0
Interest expense 19.0 16.6 15.8 12.4 9.0 0.8 5.9
Interest income (2.8) (2.3) (1.8) (1.5) (1.8) (0.2) (1.8)
Depreciation and amortization expense 36.2 33.9 31.3 28.0 30.2 7.4 30.2
EBITDA $5.6 $82.3 $146.8 $144.0 $164.8 $56.7 $176.8
($ in millions)
_____________________
23
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and non-controlling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
(1)  EBITDA for 2014 includes a $17.7 million gain on the sale of the Brazil land and facility.

Non-GAAP Reconciliation (continued)
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
6/30/14 LTM
LTM  Average Stockholders' Equity (6/30/14, 3/31/14, 12/31/13, 9/30/13 and 6/30/13)  $443.1
LTM  Average Debt (6/30/14, 3/31/14, 12/31/13, 9/30/13 and 6/30/13) 80.2
LTM  Average Cash (6/30/14, 3/31/14, 12/31/13, 9/30/13 and 6/30/13) (145.8)
LTM average capital employed $377.5
LTM Net income $104.2
Plus: LTM Interest expense, net 4.1
Less: Income taxes on interest expense, net at 38% (1.6)
Actual return on capital employed = actual net income before interest expense, net, after tax $106.7
Actual return on capital employed percentage 28.3%
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.

Year Ended December 31
Trailing 12
Months
2009 2010 2011 2012 2013 6/30/14
Reconciliation of Cash Flow before Financing
Net cash provided by operations $115.9 $47.5 $54.6 $128.7 $152.9 $99.2
Net cash provided by (used) for investing activities 5.8 (8.5) (15.9) (19.5) (26.1) (29.0)
Cash Flow before Financing $121.7 $39.0 $38.7 $109.2 $126.8 $70.2
Cash Flow before Financing Calculation
($ in millions)

Supplemental Perspective

Mission Statement
Be a leading globally integrated designer,
manufacturer and marketer of a complete range of
high quality, application-tailored lift trucks, offering
the lowest cost of ownership, outstanding parts
and service support and the best overall value

Hyster-Yale Overview
Leading global lift truck manufacturer in terms of units sold
– #3 globally in 2013
– Large installed base that drives parts sales
– Over 815,000 units worldwide
– Sales of more than 85,500 units in 2013
– Sales of >4,200 units at SN JV in Japan & Asia in 2013
Diverse customer and application base
Global independent dealer network
Comprehensive, updated global product line
Globally integrated operations with economies of scale
Experienced management team
2013 Worldwide Sales by Product 2013 Sales by Geography
Key Highlights Global Footprint
2013 Retail Shipments by End Market
(1)
_____________________
(1) Represents Hyster-Yale North American unit shipments by industry.
(2) Includes Big Truck sales that represent 5.1% of total sales.
Americas
66%
Europe, Africa &
Middle East
26%
Asia-Pacific
8%
Manufacturing
28%
Wholesale
Distribution
14%
Food & Beverage
14%
Rental
10%
Home Centers/
Retail
10%
Freight & Logistics
9%
Paper
7%
Other
8%
Internal
Combustion
Engine Units
(2)
55%
Electric Units
27%
Parts
13%
Other
5%

Geographically balanced manufacturing structure reduces working capital requirements, currency exposure and freight costs, while driving enhanced returns on capital
Certified ISO 9001:2000 – Global
Registration
Certified ISO 14001 – Environmental
Demand Flow Technology (DFT)
Strategically located fabrication and assembly footprint using lean processes
Hyster-Yale’s Global Manufacturing Footprint
Ramos Arizpé, Mexico
Manufacture of component
parts for lift trucks
Sulligent, Alabama
Manufacture of component
parts for lift trucks
Berea, Kentucky
Assembly of lift trucks and
manufacture of component parts
Greenville, NC
Divisional headquarters and
marketing and sales operations
for Hyster and Yale in Americas;
Americas warehouse
development center; assembly of
lift trucks and manufacture of
component parts
Sao Paulo, Brazil
Assembly of lift trucks and
marketing operations for Brazil
Craigavon, N. Ireland
Manufacture of lift
trucks; cylinder and mast
fabrication and assembly
for Europe
Nijmegen, Netherlands
Big trucks development
center; manufacture and
assembly of big trucks and
component parts; European
parts distribution center
Masate, Italy
Assembly of lift trucks;
European warehouse
development center
Shanghai, China (JV)
Assembly of lift trucks
by Shanghai Hyster joint
venture and marketing
operations of China
Obu, Japan (JV)
Assembly and distribution
capabilities for Sumitomo
Nacco JV
Cavite, Philippines
Manufacture components
for Sumitomo Nacco JV
Fairview, Oregon
Global executive administrative center; counterbalanced
development center for design and testing of lift trucks,
prototype equipment and component parts
Cleveland, Ohio
Hyster-Yale corporate
headquarters
Danville, Illinois
Americas parts
distribution center
Irvine, Scotland
European administrative
center
Hanoi, Vietnam
Manufacture
components for
Sumitomo NACCO JV
Sydney, Australia
Divisional headquarters and sales
and marketing for Asia-Pacific
Pune, India
Engineering design
services
Manufacturing and Assembly
Sales, Marketing and Administrative
Charlotte, North Carolina
Customer experience and training
center
Frimley, Surrey UK
Divisional
headquarters,
European executive
center and marketing
and sales operations for
Hyster and Yale in
Europe
Kuala Lumpur, Malaysia
Asia support office

Class Capacity Range Description / Illustrative Application
Class I 1 ton – 5.5 tons
Electric counterbalanced trucks used in warehousing and manufacturing operations where noise or fuel emissions are undesirable
A distribution center customer uses a Class I truck to move pallets from one trailer to another
Class II 1.5 tons – 6 tons
Electric narrow aisle trucks used indoors to handle high-density storage of materials in narrow-aisled buildings
Retail and warehouse customers rely on Class II trucks to pick orders off their shelves
Class III 1.5 tons – 8 tons
Electric hand trucks used indoors and outdoors for applications requiring the user to select and transport materials
Retail customers use Class III trucks to move pallets of goods to their store aisles
Class IV 1 ton – 7 tons
Internal combustion engine counterbalanced trucks with cushion tires used indoors in warehousing and manufacturing operations and outdoors on smooth surfaces. Utility, standard and premium models for different customer applications.
A customer relies on Class IV trucks to move heavy parts on a pallet from the machining area in a factory to assembly
Class V 1 ton – 8 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in warehousing and manufacturing operations. Utility, standard and premium models to address different customer applications.
A warehouse or manufacturer relies on Class V trucks to move coils of steel from the mill to a storage area
Class V Big
Trucks
8 ton – 52 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in ports and heavy manufacturing operations
A port relies on Class V Big Trucks to move containers from the port to a rail area
Comprehensive Updated Global Product Line

MAERSK
IKEA
ANHEUSER BUSCH
BOEING
CEVA
CHRYSLER
CarterHoltHarvey
COSTCO.COM
TOLL
RENAULT
Con-way
Ford
GE
Heineken
Heinz
Kellogg's
pepsi
VISY FOR A BETTER WORLD

HYSTER-YALE MATERIALS HANDLING

Distribution Channel Strength and Diverse
Customer Base
Blue Chip Customer Base National Accounts Profile
Dealer Profile
Represented in 132 countries
334 independent dealerships serving every region in the world
– Approximately 2,400 sales people
– Approximately 11,600 service technicians
– Approximately 1,300 locations
Number of Dual Brand Dealers:  25
31
Focused on strategic customers with centralized
purchasing and geographically dispersed operations
across dealer territories
Fleet Management Program provides customers with
value-added services that include aftermarket parts,
service and comprehensive management of materials
handling operations

Parts and Service Contribution to
Hyster-Yale’s and Dealers’ Profitability
Growing unit field population of approximately 815,000 units globally at 12/31/13
Hyster-Yale realizes significant additional margin from service parts over the life of the truck
Also critical to the success of our Independent Dealers:
– Parts and Service are significant components of a typical dealers revenue and margin
Parts
Service
Rental
Units
Margin
Parts
Service
Rental
Units
Sales

Premium
Standard
Utility

75%
65%
55%
2009
2010
2011
2012
2013

3,000
2,000
1,000
0
2009
2010
2011
2012
2013

Ongoing Transformation of Business
Global Factory Productivity
Supplier quality
33
Products
Comprehensive, updated global product line
Product Development focus on delivering Low Cost of Ownership based on customer applications:
Deliver Tier 4 solutions
Electric product with “ICE Like” performance
Integrate advanced technology solutions:  Lithium Ion, Hybrid, Fuel Cell
Utility and Standard models designed to best fit needs of lower duty cycles
Manufacturing
Globally integrated, lean operations with economies of scale
Assemble in market of sale
Continuous efficiency improvements
DFT implementation in Brazil and Japan in 2014/2015
Supply Chain
Highly flexible low cost supply chain
Low cost country sourcing > 30%
Number of production suppliers reduced by > 50% since 2007
~ 80% improvement in delivered supplier quality (defects per million)

Ongoing Transformation of Business
Full Service Management Units (000)
Warranty Costs (% of Sales)
Distribution “% restructured”
34
Investing for
Growth
Aftermarket
Excellence
Quality
Distribution
Network
Initial quality has improved in North America by >40% since 2009
50% decrease in standard warranty costs in North America since 2009
Entrepreneurial leadership
Industry-leading National Accounts program
Only major manufacturer with exclusive independent distribution
Dealer excellence programs drive continuous improvement
Expanding fleet under management
Deployed service life-cycle management system
Deployed market-based pricing system  / Low-cost country sourcing
Meeting dealer demands for all makes
National Accounts organization building global strength
Sales teams expanded / focus on product segments
Marketing organization focused on product and industry solutions
0.0%
1.0%
2.0%
3.0%
2009 2010 2011 2012 2013
0%
25%
50%
75%
100%
Americas EMEA Asia Pacific
40
50
60
70
80
2009 2010 2011 2012 2013
1.0
1.5
2.0
2.5
3.0
3.5
2009 2010 2011 2012 2013
Model year update to ensure smooth implementation of upgrades
Revenue Growth ($b)

Hyster-Yale – Industry Sales Growth
(units in thousands)
Hyster-Yale Sales vs. Global Lift Truck Industry
_____________________
Source:  WITS and Company data.  Represents order intake.
Hyster-Yale sales grew faster than industry through 2013
European distribution and economic challenges in 1 half of 2014
Strong position in recovering North America market
Focus on key product segments delivering benefits
Five key initiatives beginning to take hold
22.8%
-3.2%
6.9%
41.0%
-2.8%
8.0%
3.8%
-5%
5%
15%
25%
35%
45%
FY-11 FY-12 FY-13 Q2-14
WITS Orders Hyster - Yale Revenue
Key Themes
st
8.9%

National Accounts
Leaders in Independent
Distribution
Crack the Code in
Warehouse
Target Big Trucks
Succeed in Asia
Aftermarket Excellence
Understand Needs of
Customers
Low Cost of Ownership
Key Initiatives Drive Sustainable Long Term Growth
Strong Dealer and Customer Loyalty driving a
growing population, increased service and parts
revenue and strong profitability

Key Investment Highlights
Leading Market
Share in Materials
Handling
Comprehensive
Global Product Line
Large Installed
Base Worldwide
Established
Brand Strength
Global
Independent Dealer
Network
Long-Term
Relationships
with Diverse
Customer Base
Experienced
Management Team
Modest Leverage
& Strong
Cash Flow
High-Impact
Strategic Initiatives
Continuous Focus on
Product Development
and Innovation
Worldwide
Economies
of Scale
Highly Flexible,
Low Cost Supply Chain
and Efficient Operating
Structure
Global Scope of
Manufacturing
37